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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint Robert F. Spoerry, William P. Donnelly and Thomas P. Salice, and each of them as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement to be filed in connection with the public offering of common stock of MT Investors Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and the other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 15, 1997

          /s/ ROBERT F. SPOERRY                       /s/ REGINALD H. JONES
------------------------------------------  ------------------------------------------
            Robert F. Spoerry                           Reginald H. Jones

           /s/ PHILLIP CALDWELL                         /s/ JOHN M. MANSER
------------------------------------------  ------------------------------------------
             Phillip Caldwell                             John M. Manser

           /s/ JOHN D. MACOMBER                       /s/ LAWRENCE Z.Y. MOH
------------------------------------------  ------------------------------------------
             John D. Macomber                           Lawrence Z.Y. Moh

           /s/ THOMAS P. SALICE                       /s/ ALAN W. WILKINSON
------------------------------------------  ------------------------------------------
             Thomas P. Salice                           Alan W. Wilkinson

         /s/ WILLIAM P. DONNELLY
------------------------------------------
           William P. Donnelly